                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 26, 2005
                       ----------------------------------
                        (Date of earliest event reported)

                        CITIGROUP MORTGAGE LOAN TRUST, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the Mortgage-Backed Notes Series 2005-06)
    ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    Delaware                        333-117349-08              11-2418191
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Nos.)       (I.R.S. Employer
     of organization)                                       Identification No.)

390 Greenwich Street, New York, NY                    10013
----------------------------------------            ----------
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number, including area code: (212) 816-6000


--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.       Other Events.
                 -------------


                       CITIGROUP MORTGAGE LOAN TRUST, INC.
                    Mortgage-Backed Notes, Series 2005-06
                 ----------------------------------------------

         Attached as Exhibit I is the monthly servicing report for the month of August 2005.

        Note: This Form 8-K was originally filed September 30, 2005 under CIK Code 0001102620.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CITIGROUP MORTGAGE LOAN TRUST, INC.
                                    (Registrant)


                                    By:  /s/ Cathy Johnson

                                       -------------------------
                                             Cathy Johnson
                                        Assistant Vice President


Dated: February 20, 2006

                                  EXHIBIT INDEX


Exhibit No.                                                      Page No.
-----------                                                      --------

    I           monthly servicing report for August 2005              5

                                                                       EXHIBIT I
                                                                       ---------


                                     Citigroup Mortgage Loan Trust Inc.
                            Distribution Date Statement to Certificateholders
                                           Mortgage-Backed Notes
 Series Name:          CMLTI 2005-06
 Payment Date:         09/26/2005
 Issuer:               Citigroup Mortgage Loan Trust Inc.
 Record Date:          31-Aug-05
 Distribution Date:    26-Sep-05
 Distribution #:       1


 Trustee               U.S. Bank National Association
                       Clare M. O'Brien  (617) 603-6402

 Bond Administrator    CitiMortgage, Inc.
                       Valentina Polonskaya (636) 261-1342

 Paying Agent:         Citibank N.A.
                       Jennifer McCourt (212) 816-5680

-----------------------------------------------------------------------------------------------
                                                      Next
                                       Current     Succeeding
     Class          Coupon Type        Coupon        Coupon          Original Par  CUSIP #
-----------------------------------------------------------------------------------------------
         A-1           TREASURY      4.74750%       4.74750%    $735,930,000.00    17307GXP8
         A-2           TREASURY      4.24750%       4.24750%    $445,276,000.00    17307GXQ6
         A-3           TREASURY      4.09750%       4.09750%     $69,076,000.00    17307GXR4
**         X           Variable      0.18945%       0.19016%  $1,250,282,000.00    17307GXS2
                                                             -------------------
                                              Class A Total   $1,250,282,000.00

           M           Variable      4.72296%       4.72319%     $16,280,000.00    17307GXB9
         B-1           Variable      4.72296%       4.72319%     $14,326,000.00    17307GXC7
         B-2           Variable      4.72296%       4.72319%      $9,117,000.00    17307GXD5
         B-3           Variable      4.72296%       4.72319%      $5,210,000.00    17307GXE3
         B-4           Variable      4.72296%       4.72319%      $2,605,000.00    17307GXF0
         B-5           Variable      4.72296%       4.72319%      $1,302,000.00    17307GXG8
         B-6           Variable      4.72296%       4.72319%      $3,254,238.13    17307GXH6
                                                             -------------------
                                            Class SUB Total      $52,094,238.13

                                                             ===================
                                                              $1,302,376,238.13
** Denotes Notional Balance


                                    Citigroup Mortgage Loan Trust Inc.
                          Distribution Date Statement to Certificate Holders

                                          Mortgage-Backed Notes
Series Name:  CMLTI 2005-06
Payment Date: 09/26/2005

-----------------------------------------------------------------------------------------------------------------------------------
                              Non Supported   Basis Risk   Relief Act.
                 Interest        Interest      Shortfall    Interest      Interest       Interest       Principal
       CLASS     Accrued        Shortfall      Carryover    Shortfall    Shortfall      Recoveries      Recoveries    Interest Paid
-----------------------------------------------------------------------------------------------------------------------------------
         A-1   $2,911,523.06           $0.00        $0.00         0.00         $0.00           $0.00           $0.00  $2,911,523.06
         A-2   $1,576,091.51           $0.00        $0.00         0.00         $0.00           $0.00           $0.00  $1,576,091.51
         A-3     $235,865.76           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $235,865.76
           X     $197,384.41           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $197,384.41
             ----------------------------------------------------------------------------------------------------------------------
A Total        $4,920,864.74           $0.00        $0.00         0.00         $0.00           $0.00           $0.00  $4,920,864.74

           M      $64,074.89           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $64,074.89
         B-1      $56,384.33           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $56,384.33
         B-2      $35,882.72           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $35,882.72
         B-3      $20,505.54           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $20,505.54
         B-4      $10,252.77           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $10,252.77
         B-5       $5,124.42           $0.00        $0.00         0.00         $0.00           $0.00           $0.00      $5,124.42
         B-6      $12,808.04           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $12,808.04
             ----------------------------------------------------------------------------------------------------------------------
SUB Total        $205,032.71           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $205,032.71

             ======================================================================================================================

       Total   $5,125,897.45           $0.00        $0.00         0.00         $0.00           $0.00           $0.00  $5,125,897.45


 ------------------------------------------------------------------------------------------------------------------
                     Interest                              Cum Basis Risk                           Cum Unpaid
                     Paid Per                                Shortfall                               Interest
      CLASS         Certificate                           Carryover Amount                          Shortfalls
 ------------------------------------------------------------------------------------------------------------------
            A-1 3.95625000                                             $0.00                                $0.00
            A-2 3.53958334                                             $0.00                                $0.00
            A-3 3.41458336                                             $0.00                                $0.00
              X 0.15787191                                             $0.00                                $0.00
                                   -------------------------------------------------------------------------------
        A Total                                                        $0.00                                $0.00

              M 3.93580405                                             $0.00                                $0.00
            B-1 3.93580413                                             $0.00                                $0.00
            B-2 3.93580344                                             $0.00                                $0.00
            B-3 3.93580422                                             $0.00                                $0.00
            B-4 3.93580422                                             $0.00                                $0.00
            B-5 3.93580645                                             $0.00                                $0.00
            B-6 3.93580294                                             $0.00                                $0.00
                                   -------------------------------------------------------------------------------
      SUB Total                                                        $0.00                                $0.00


                                   =================================================================================
       Total                                                           $0.00                                $0.00


P Class Interest Paid, represents Prepayment Charges collected by the Master Servicer or any Sub-Servicer in connection with the Principal Prepayment of any of the Mortgage loans or servicer Prepayment Charge Payment Amount.

                                   Citigroup Mortgage Loan Trust Inc.
                            Distribution Date Statement to Certificateholders
                                          Mortgage-Backed Notes
Series Name: CMLTI  2005-06
Payment Date: 09/26/2005

---------------------------------------------------------------------------------------------------------------
                                             Certificate
                                             Reductions
                                             not part of                          Principal
                                            distributions                            Paid          Cumulative
                           Principal          to reduce          Principal           Per           Principal
         CLASS                Due           Stated Amount          Paid           Certificate         Loss
---------------------------------------------------------------------------------------------------------------
                  A-1       $6,379,432.49               $0.00      $6,379,432.49     8.66853164            0.00
                  A-2       $2,517,393.61               $0.00      $2,517,393.61     5.65355782            0.00
                  A-3          $43,522.83               $0.00         $43,522.83     0.63007166            0.00
                    X                $.00               $0.00               $.00     0.00000000            0.00
           ----------------------------------------------------------------------------------------------------
              A Total       $8,940,348.93               $0.00      $8,940,348.93                           0.00
                    M          $10,998.79               $0.00         $10,998.79     0.67560135            0.00
                  B-1           $9,678.67               $0.00          $9,678.67     0.67560170            0.00
                  B-2           $6,159.46               $0.00          $6,159.46     0.67560162            0.00
                  B-3           $3,519.88               $0.00          $3,519.88     0.67560077            0.00
                  B-4           $1,759.94               $0.00          $1,759.94     0.67560077            0.00
                  B-5             $879.63               $0.00            $879.63     0.67559908            0.00
                  B-6           $2,198.58               $0.00          $2,198.58     0.67560514            0.00
           ----------------------------------------------------------------------------------------------------
            SUB Total          $35,194.95               $0.00         $35,194.95                           0.00
          =====================================================================================================
                Total       $8,975,543.88               $0.00      $8,975,543.88                           0.00




                                 Citigroup Mortgage Loan Trust Inc.
                         Distribution Date Statement to Certificateholders

Series Name:    CMLTI 2005-06         Mortgage-Backed Notes
Payment Date:   09/26/2005

-----------------------------------------------------------------------------------------------------------------------------------
  CLASS  Previous Period's  Ending Period's Beginning Balance Ending Balance  Ending Balance  Beginning     Ending       Prepayment
               Balance         Balance       Per Certificate  Per Certificate   Pool Factor   Class PCT    Class PCT     Percentage
-----------------------------------------------------------------------------------------------------------------------------------
     A-1    $735,930,000.00  $729,550,567.51 1,000.00000000  991.33146836  0.99133147 96.000027829%  95.969973339%  100.000000000%
     A-2    $445,276,000.00  $442,758,606.39 1,000.00000000  994.34644218  0.99434644 96.000095283%  95.979785792%  100.000000000%
     A-3     $69,076,000.00   $69,032,477.17 1,000.00000000  999.36992834  0.99936993 96.000216947%  95.997903077%  100.000000000%
**    X   $1,250,282,000.00$1,241,341,651.07 1,000.00000000  992.84933405  0.99284933  0.000000000%   0.000000000%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
A Total   $1,250,282,000.00$1,241,341,651.07                                                      %              %               %
      M      $16,280,000.00   $16,269,001.21 1,000.00000000  999.32439865  0.99932440  1.250022806%   1.257846952%    0.000000000%
     B-1     $14,326,000.00   $14,316,321.33 1,000.00000000  999.32439830  0.99932440  1.099989356%   1.106874412%    0.000000000%
     B-2      $9,117,000.00    $9,110,840.54 1,000.00000000  999.32439838  0.99932440  0.700028128%   0.704409745%    0.000000000%
     B-3      $5,210,000.00    $5,206,480.12 1,000.00000000  999.32439923  0.99932440  0.400038011%   0.402541930%    0.000000000%
     B-4      $2,605,000.00    $2,603,240.06 1,000.00000000  999.32439923  0.99932440  0.200019005%   0.201270965%    0.000000000%
     B-5      $1,302,000.00    $1,301,120.37 1,000.00000000  999.32440092  0.99932440  0.099971111%   0.100596851%    0.000000000%
     B-6      $3,254,238.13    $3,252,039.55 1,000.00000000  999.32439486  0.99932439  0.249869280%   0.251433261%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
SUB Total    $52,094,238.13   $52,059,043.18                                           3.999937698%   4.024974117%    0.000000000%

            ======================================================================================================================
Total      1,302,376,238.13  1,293,400,694.25


PO Balance             $.00             $.00
Non PO Bal1,302,376,238.13  $1,293,400,694.25

                             Citigroup Mortgage Loan Trust Inc.
                      Distribution Date Statement to Certificateholders
                                    Mortgage-Backed Notes

Series Name:2005-06       Pmt Date: 09/26/2005

   Advances:
     Aggregate Amount of P&I Advances for such Distribution Date: $4,860,212.96

   Summary of Disbursements         Withdrawal/
         Remittances        Residual  (Deposit)   P&I Distributed

       14,101,441.33           $0.00      $0.00  $14,101,441.33



 Mortgage loans repurchased  pursuant to Mortgage Loan Purchase
 Agreement:

                                     # of           Aggregate Sched
                                  loans             Prin Balance

 For the related payment date            0               $0.00
 Cumulatively since the closing date     0               $0.00


 Mortgage loans purchased pursuant to Section 2.26 of Servicing
 Agreement:

                                          Sched
                                          Prin
                                          Balance
     For  the related payment date          $0.00

     Cumulatively since the closing date    $0.00

Loan level information (including data on REO, loans in foreclosure and realized losses) is available on the Citimortgagembs.com website in the payment and summary section of the CMLTI shelf

                               Citigroup Mortgage Loan Trust Inc.
                        Distribution Date Statement to Certificateholders
                                 Mortgage-Backed Notes

Series Name: CMLTI 2005-06
Payment Date: 09/26/2005

DELINQUENCY  (1)

---------------------------------------------------------------------------------------------------------
                                                  Number of    Amount of Scheduled    Amount of Actual
                                                    loans              Balance              Balance
 Pool                              Item            #    PCT       Amount      PCT       Amount      PCT
---------------------------------------------------------------------------------------------------------
                                 (2) 30-59 DAYS    9   0.36%  $3,979,922.76  0.31%  $3,984,328.06  0.31%
                                 (2) 60-89 Days    0   0.00%          $0.00  0.00%          $0.00  0.00%
                                  (2) 90 + DAYS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                 REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        FORECLOSURES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        BANKRUPTCIES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                       PURCHASE AMOUNT ADVANCES                          NA
                                 (2) 30-59 DAYS    6   0.38%  $2,475,709.97  0.33%  $2,480,115.27  0.33%
 Arms-1                          (2) 60-89 Days    0   0.00%          $0.00  0.00%          $0.00  0.00%
                                  (2) 90 + DAYS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                 REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        FORECLOSURES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%

                        BANKRUPTCIES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                       PURCHASE AMOUNT ADVANCES                          NA
                                 (2) 30-59 DAYS    3   0.35%  $1,504,212.79  0.33%  $1,504,212.79  0.33%
 Arms-2                          (2) 60-89 Days    0   0.00%          $0.00  0.00%          $0.00  0.00%
                                  (2) 90 + DAYS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                 REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        FORECLOSURES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        BANKRUPTCIES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                       PURCHASE AMOUNT ADVANCES                          NA
                                 (2) 30-59 DAYS    0   0.00%          $0.00  0.00%          $0.00  0.00%
 Arms-3                          (2) 60-89 Days    0   0.00%          $0.00  0.00%          $0.00  0.00%
                                  (2) 90 + DAYS    0   0.00%          $0.00  0.00%          $0.00  0.00%

                 REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        FORECLOSURES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        BANKRUPTCIES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                       PURCHASE AMOUNT ADVANCES                          NA
                                 (2) 30-59 DAYS    9   0.36%  $3,979,922.76  0.31%  $3,984,328.06  0.31%
 Arms Total                      (2) 60-89 Days    0   0.00%          $0.00  0.00%          $0.00  0.00%
                                  (2) 90 + DAYS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                 REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        FORECLOSURES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        BANKRUPTCIES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                       PURCHASE AMOUNT ADVANCES                          NA

            (1)  DETERMINED BY THE MBA METHOD.
            (2)  DOES NOT INCLUDE REAL ESTATE OWNED BY THE TRUST.